As filed with the Securities and Exchange Commission on December 3, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-09088)

Empiric Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Address of principal executive offices) (Zip code)

Mark A. Coffelt, President
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Name and address of agent for service)

513-328-9321
 Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2009

Date of reporting period:  09/30/2009

Item 1. Reports to Stockholders.

Core Equity Fund

Annual Report
September 30, 2009

This report is for the shareholders of the Empiric Core Equity Fund.  Its use in connection with any offering of the Company’s shares is authorized only in a case of concurrent or prior delivery of the Company’s current prospectus.  Quasar Distributors, LLC is the Distributor of the Fund.

INVESTMENT MANAGER’S REPORT

Fellow Shareholders:

The NAV of the Fund’s Class “A” shares for the period ending September 30, 2009 was $25.24 per share.  Cumulative and annualized returns follow.

	Class A	Class A
Cumulative Returns	(No Sales	(Max 5.75%
Ended 09.30.09	Charges)	Charge)	Class C	S&P 500
Last 3 Years	-3.02%	-8.60%	-5.14%	-15.42%
Last 5 Years	23.38	16.30	—	5.18
Last 10 Years	152.52	138.06	—	-1.52
Since Inception (A)	255.77	235.32	—	129.90
Since Inception (C)	—	—	-0.90	-3.77

Short-term Returns
Last 3 months	19.39	12.53	19.13	15.61
Last 6 months	33.47	25.82	32.97	34.02
Last 9 months	18.61	11.78	18.00	19.26
Last 12 months	0.49	-5.28	-0.28	-6.91

Annualized Returns
Last 3 Years	-1.02	-2.95	-1.74	-5.43
Last 5 Years	4.29	3.07	—	1.02
Last 10 Years	9.71	9.06	—	-0.15
Since Inception (A)	9.56	9.09	—	6.17
Since Inception (C)	—	—	-0.23	-0.96
Gross Expense Ratio	1.68	1.68	2.43

Performance data quoted represents past performance which does not guarantee future results.  Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance quoted.  To obtain performance to the most recent month-end, please call 1-800-880-0324, or visit our website at www.EmpiricFunds.com.  Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge does reflect the current maximum sales charge. Performance data shown with no sales charges does not reflect the current maximum sales charge. Had the sales charges been included, the fund’s returns would have been lower.  Shaded areas indicated highest return for the period.

INVESTMENT MANAGER’S REPORT

We believe that the most relevant period to make an informed judgment about the performance of an equity fund investment is 10 years or greater.  That’s why the table on the previous page is so startling.  It shows that an investor who purchased the S&P 500 Index 10 years ago would be underwater, with a cumulative loss of 1.52% for the decade1.  In contrast, investors in Empiric fared much better, more than doubling their money (up 152.62% on a cumulative basis, before sales charges).  As we will discuss below, we think a long-term focus is critical factor to investment success.  Unfortunately, investors, including many professional investors who should know better, too often focus on the short-term results.

In our commentary this quarter, we highlight the critical factors that we believe are important in evaluating equity fund investments.  Other managers would not necessarily agree with our list.

Ultimately, every question about investments or investment management is a derivation of a single question—Will performance be repeated?  Will my wealth be higher in the future if I invest here, or somewhere else?

So, what do we find important?
We start with an article titled “The Superinvestors of Graham and Doddsville,” by Warren E. Buffett.  In 1984, on the 50th anniversary marking the publication of Graham and Dodd’s seminal book, Security Analysis, Buffett gave a speech at the Columbia Business School.  The school’s magazine, Hermes, subsequently published Buffett’s speech2.  At the time of Buffett’s speech, the reigning investment theory in business schools was the Efficient Market Hypothesis (EMH).  Stated simply, EMH concludes that one cannot beat the market.  EMH asserts that prices in the marketplace reflect all available information, and therefore, investors cannot consistently have an edge.  If the market cannot be beaten, an investor’s best choice is to index his portfolio.  Many investors have taken this advice.  Not surprisingly, Buffett rejected the idea that markets are efficient.
____________
1
Investors cannot directly invest in an Index.  Unlike the Empiric fund, indices incur no management and administrative fees, and no transaction costs.  Mutual funds which mimic indices usually do less well than the index they mimic as they incur management and administrative fees and transactions costs.

2	“The Superinvestors of Graham-and-Doddsville,” by Warren E. Buffett, Hermes, 1984.

INVESTMENT MANAGER’S REPORT

In Buffett’s speech, he noted that he knew nine investment managers who, individually, year in and year out, had beaten had S&P 500 index.  Each of these “superinvestors” were known to Buffett 15 years before his speech.  Each of them came from a common intellectual patriarch, Benjamin Graham.  Buffett dubbed these nine managers as the superinvestors of Graham-and-Doddsville, Benjamin Graham and David Dodd being the professors who taught investments at Columbia.

Empirical Process.  Buffett’s argument was that the exceptional outperformance of the nine managers was due to their clear focus on an empirical process, or buying assets for far less than they were worth.   Graham urged investors to make a distinction between value and price; value is what you get, price is what you pay.  Under EMH, there is no distinction between value and price.

How well did these superinvestors do?  Each of these “sainted” nine superinvestors had long records, almost all exceeding 10 years.  Additionally, each manager had performance that exceeded market returns by at least 1.5% per year, and most had exceeded the market at least 7.7% per year.  Over long periods, those premiums start to add up to big, big money.  As America’s second-richest person, Graham’s teachings have certainly worked well for Buffett!

In later years, Benjamin Graham went so far as to create a formula to identify undervalued stocks.  So, it is our opinion that the first salient factor in evaluating investments is an empirical process.  We use Benjamin Graham’s formula in our empirical process.

A few months later, V. Eugene Shahan, a portfolio manager at U.S. Trust Company in New York, analyzed the nine managers named by Buffett, and he wrote an important article, too: “Are Short-Term Performance and Value Investing Mutually Exclusive?  The Hare and the Tortoise Revisited,” also published in Hermes3.  Shahan’s article highlighted the importance of long-term results and the folly of short-term performance focus.

While Buffett’s sainted nine were clearly superinvestors over the long term, Shahan found that each manager had extended periods of underperformance.  Buffett had underperformed the least, only a single year.  But the other eight managers had underperformed in 30% to 40% of the years covered.  For example, Pacific Partners, Ltd., whose 19-year record was just shy of Buffett’s, had a
____________
3	“Are Short-term Performance and Value Investing Mutually Exclusive? The Hare and the Tortoise Revisited,” V. Eugene Shahan, Hermes, Fall, 1984.

INVESTMENT MANAGER’S REPORT

six-year period of underperformance.  How many investors do you think would have stuck around for those six years?  The other superinvestors had miserable periods of three years or longer.

Based upon our experience, most investors would have had too little patience to have benefited from these superinvestors.  After a period of underperformance, they would have moved on to some other investment manager, and missed the high long-term returns.

Results.  Therefore, our second salient factor is seeking long-term results by an identifiable person.  Frequently ignored in mutual fund investing, but critical to evaluating results, is the “who.”  Buffett knew who produced the investment results, but many investors in mutual funds don’t.  Why?  Because under the law, when a manager leaves a fund, the record of the manager stays with the fund.  I received a brochure the other day from a mutual fund showing a beautiful 14-year performance record.  (It’s probably true that only fund investment managers see beauty in performance.)  Unfortunately, the manager who produced that record had left that firm.  That wasn’t mentioned in the brochure.

Here’s an interesting factoid.  As of September 30th, Lipper Tracking has shown that out of 6,636 U.S. mutual funds, fewer than 15% report having identifiable managers with at least 10 years of tenure.  (Team-managed portfolios do not account for years of tenure, as tenure cannot be determined.)

Besides an empirical process and long-term identifiable results, we think there are three other critical aspects to selecting good investments: portfolio size, opportunity, and skin in the game.

Portfolio Size.  All of Buffett’s superinvestors were managing relatively small portfolios.  Once Buffett dissolved his partnership and began to invest through Berkshire-Hathaway, the amounts he invested grew huge, as did the difficulty in generating extraordinary returns.

In Berkshire-Hathaway’s annual reports to shareholders, Buffett has repeatedly noted that “size is an anchor to performance.”  Business Week quoted him in 1999 as saying, “It’s a huge structural advantage not to have a lot of money.  I think I could make you 50% a year on $1 million.  No.  I know I could.  I guarantee that.”4  Note, too, that as good as Buffett is, with the sums of money he has to invest, he has had a difficult time doing better than the markets over the last decade.  With size, smaller is generally better.
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4	“Homespun Wisdom from the ‘Oracle of Omaha’”, BusinessWeek, July 5, 1999.

INVESTMENT MANAGER’S REPORT

Opportunity.  We would make one additional observation about the superinvestors.  While they preceded today’s dogma of style-boxes, not one of the investors described their investment style as limited to any market capitalization.putting limits on themselves based on an equity’s market capitalization.  They invested in small and large companies.  I suspect that they would all tell you they were value investors, but they would define value very differently.  The superinvestors were opportunistic; they went where the value was at the time, regardless of size or value-growth characteristics, or how an outside review service might classify them.  (The superinvestors predated Morningstar.)

We view our process as opportunistic, too, and we hold both large- and small-cap, both domestic and foreign stocks, and with a broad view of value.  As Buffett once said, growth and value are joined at the hip.  Lipper somewhat recognizes our opportunistic process by classifying us as Multi-Cap, Value.

Correlation to Market.  It’s axiomatic that to do better than the market, a portfolio must be different than the market.  Of course, being different also means that you might trail the market.  So another characteristic to look for is correlation to the market; you should want a low R-squared, the measurement of correlation.  A highly correlated mutual fund likely indicates that the manager is a benchwarmer, a closet-indexer.  There is nothing wrong with correlating with the indices.  After all, the Vanguard 500 Index fund correlates almost perfectly with the S&P 500 index, which is exactly what it is designed to do.  You just don’t want to pay for active management if the manager is closet-indexing, and you are certainly unlikely to get exceptional performance from a high-correlation investment.

The superinvestors’ correlation to the market ranged from a low of 37% to a high of 75% (for the six of the nine managers with year-by-year comparisons to an index).  We believe that any R-squared higher than 75% begins to suggest future performance close to an index.  Over the last 10 years, the Empiric fund’s R-squared to the S&P 500 index is 51%.  We are certainly not benchwarmers.

Skin in the game.  You might be surprised to know that Morningstar recently found that more than half of managers had no stake at all in the fund they managed5.  Of the managers who owned shares in their fund, fewer than 10% had more than $1 million invested.  While Morningstar found that managers who have a stake deliver better performance over a five-year period, that’s still a hindsight view.  We are not aware of any rigorous studies showing that ownership is predictive of performance.
____________
5	“Most portfolio managers shun their own funds,” Investment News (Oct. 25, 2009)

INVESTMENT MANAGER’S REPORT

No money in the fund they manage?  We find that appalling.  When I address this letter to “fellow shareholders,” it is because my money is invested along with yours.  Good ideas that we find go into the fund’s portfolio, not into my own portfolio.  When I make an investment, I don’t just look at return; I also consider risk, because my money is at risk, too.  Empiric is in the minority because its manager, me, has more than $1 million in the fund.  At least you know where my focus is.

The critical factors we suggest investors consider can be summed up as “S.C.O.R.E.S.™”:

S	—	Size, generally smaller is better;
C	—	Correlation, generally lower is better;
O	—	Opportunity, a wider investment universe helps;
R	—	Results, focus on the “who” over the long term;
E	—	Empirical process,
S	—	Skin in the game.

Management’s Discussion of Fund Performance
With the foregoing as background, here are the market conditions that we faced during the past year and the investment strategies and decisions we made in light of those conditions.

Prior to March 9, 2009, the Fund was defensively positioned, generally holding large-capitalization companies with steady earnings.  Our largest holdings were Wal-mart, Baxter International, Wyeth, Lockheed Martin, Johnson & Johnson, IBM, Coca-cola Femsa, Alcon, Yum! Brands, and Norfolk Southern.  Weighted median market cap for February was almost $4.6 billion.  Prior to March 9th, smaller, less substantial companies hurt performance, which is why we gravitated to larger companies.  After the market began to recover, the exact opposite occurred.  Large companies began to underperform as investors began to embrace more risk.  After March 9th, we wanted smaller companies which had previously done poorly.  Because of their perceived risk, smaller companies were also much cheaper.  At the end of September, our largest holdings are Psychiatric Solutions, Neutral Tandem, Alcon, Aflac, Harbin Electric, DG Fastchannel, Tower Group, IBM, Hologic, and World Acceptance.  From a weighted median market cap in February of $4.6 billion, the market cap drops to $855 million by September.  In our experience, 2009 was unusual.  The market shifts we witnessed are rarely so sudden and substantial.

INVESTMENT MANAGER’S REPORT

In terms of our execution, we were slower than we should have been in transitioning the portfolio to smaller securities, which has probably cost us about 2-3 percentage points in reduced return.  For the remainder of the calendar year and into next year, we think small companies should do better than large companies.  That is how we are positioned, and I don’t anticipate making any changes.  If small companies surge into year-end as I expect they will, we should do well for the year.  If we witness another shift to larger companies, we will do less well for the year.  But we will adapt.

Outlook
The curse of the Chinese “May you live in interesting times” is a pretty good description of the last 18 months, and perhaps the next decade.  We are not suggesting that the last year’s high rate of bank failures and take-unders will continue indefinitely, but the next decade may be a lively one for investments.  Being opportunistic in selecting investments may get a higher payoff than usual.

Our country, we believe, is not so slowly painting itself into a corner.  Already, we have entitlement commitments that we cannot afford, and we are adding more.  The balance sheet of the Federal Reserve has expanded enormously (as it was designed to do in a crisis), but inevitably, it will have to shrink.  We have replaced the over-indebted consumer with over-indebted government, believing we can spend ourselves into prosperity.  We talk free trade, yet we add tariffs to Chinese tires.

I could go on, but you get the point.  As an economist by training, I can’t answer the political question of how we will resolve our many challenges as a country.  But I can see what our political decisions might do to our economy.  I believe that the possibility of inflation is significant, perhaps even probable.  If so, that would make the public’s mad dash to bonds and bond funds in the last year a poor bet.

One thing you can be sure about is that we will keep our eyes wide open.  Whatever your philosophical leanings are, it is probably a good time to let your congressional and Senate representatives know that you are paying attention.

We appreciate your decision to invest along with us.

Respectfully submitted,

Mark A. Coffelt, CFA
President, Empiric Funds

INVESTMENT MANAGER’S REPORT

For updated investment performance, please visit www.EmpiricFunds.com.  Additionally, shareholders with comments, questions or inputs may contact me at markcoffelt at EmpiricAdvisors.com.

Must be preceded or accompanied by a prospectus.

Opinions expressed in this letter are those of the President, are subject to change and are not guaranteed.

Mutual fund investing involves risk.  Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to page 11 for a complete listing of fund holdings.

Current and future portfolio holdings are subject to risk.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.  Correlation, expressed as R-squared, is defined as the fraction of the variance in monthly returns of the Empiric fund that is accounted for by a linear fit of monthly returns of the S&P 500 over ten years.

This material should not be interpreted as an offer of any other funds mentioned.

The Empiric Funds are distributed by Quasar Distributors, LLC.

Six Month Contributors	Six Month Detractors
to Performance	from Performance
Alcon	Genco Trading&Shipping
Amer Equity Inv Life	The 9 ADR
Medifast	Kendle Int’l
Banco Macro SA (ADR)	Freeseas
Anglo American (ADR)	Gamestop

Twelve Month Contributors	Twelve Month Detractors
to Performance	from Performance
Alcon	Stryker
Proshares US Basic Materials	Lockheed Martin
DG Fastchannel	Suncor Energy
Banco Macro SA (ADR)	Coca-Cola Femsa ADR
Anglo American (ADR)	Norfolk Southern

Core Equity Fund Comparison with Unmanaged Indices

September 30, 2009

Class A Shares

Average Annual Total Return as of September 30, 2009

	EMCAX	EMCAX	S&P 500	MSCI
Period	(without load)	(with load)*	(larger stocks)	World Index
Ending Value	$25,252	$23,806	$9,848	$10,959
1 year	0.49%	-5.28%	-6.91%	-2.29%
3 years	-1.02	-2.95	-5.43	-4.35
5 years	4.29	3.07	1.02	3.51
10 years	9.71	9.06	-0.15	0.92

*	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a performance benchmark that includes 500 companies in leading industries of the U.S. economy and focuses on the large cap segment of the market.  The Fund is discontinuing use of the MSCI World Index as the primary index and replacing it with the S&P 500 Index.  Empiric Advisors, Inc. (the “Advisor”) believes that the S&P 500 Index provides a more appropriate comparative benchmark than the MSCI World Index considering of the Fund’s investments in domestic corporations.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets.  It consists of 23 developed market country indices.

Core Equity Fund Comparison with Unmanaged Indices

September 30, 2009

Class C Shares

Average Annual Total Return as of September 30, 2009

		EMCCX
	EMCCX	(with early	S&P 500	MSCI
Period	(without load)	redemption)*	(larger stocks)	World Index
Ending Value	$9,910	$9,910	$9,623	$10,243
1 year	-0.28%	-1.28%	-6.91%	-2.29%
3 years	-1.74	-1.74	-5.43	-4.35
Since Inception (10/7/05)	-0.23	-0.23	-0.96	0.60

*	The Fund charges a 1.00% redemption fee on Class C shares redeemed within one year of purchase.

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a performance benchmark that includes 500 companies in leading industries of the U.S. economy and focuses on the large cap segment of the market.  The Fund is discontinuing use of the MSCI World Index as the primary index and replacing it with the S&P 500 Index.  The Advisor believes that the S&P 500 Index provides a more appropriate comparative benchmark than the MSCI World Index considering of the Fund’s investments in domestic corporations.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets.  It consists of 23 developed market country indices.

Core Equity Fund
SCHEDULE OF INVESTMENTS

September 30, 2009

		Market
COMMON STOCKS – 96.79%	Shares	Value
CONSUMER DISCRETIONARY – 11.14%
Apparel, Accessories & Luxury Goods – 0.77%
True Religion Apparel, Inc.*(a)	13,481	$349,562
Cable & Satellite – 0.97%
Dish Network Corp.*(a)	23,000	442,980
Education Services – 1.51%
Lincoln Educational Services Co.*	30,000	686,400
Internet Retail – 1.51%
PetMed Express, Inc.*	36,500	688,025
Leisure Products – 3.66%
Smith & Wesson Holdings Corp.*	152,910	799,719
Sturm Ruger & Co., Inc.	66,600	861,804
		1,661,523
Movies & Entertainment – 1.43%
Ascent Media Corp.*	25,411	650,522
Publishing – 1.29%
Dolan Media Co.*	11,240	134,768
John Wiley & Sons, Inc.	13,000	452,140
		586,908
Total Consumer Discretionary (Cost $4,591,710)		5,065,920
CONSUMER STAPLES – 4.95%
Packaged Foods & Meats – 2.89%
American Italian Pasta Co.*	24,000	652,320
HQ Sustainable Maritime Industries, Inc.*	20,136	177,197
Treehouse Foods, Inc.*	1,229	43,838
Zhongpin, Inc.*	30,020	441,894
		1,315,249
Personal Products – 2.06%
American Oriental Bioengineering, Inc.*	76,880	373,639

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2009

		Market
COMMON STOCKS (Continued)	Shares	Value
CONSUMER STAPLES (Continued)
Personal Products (Continued)
China Sky One Medical, Inc.*	42,620	$562,158
		935,797
Total Consumer Staples (Cost $2,132,293)		2,251,046
ENERGY – 8.24%
Integrated Oil & Gas – 1.09%
Sasol – ADR ^	13,000	495,560
Oil & Gas Drilling – 4.22%
Atwood Oceanics, Inc.*	24,000	846,480
Noble Corp. ^	17,000	645,320
Transocean Ltd.*^	5,000	427,650
		1,919,450
Oil & Gas Equipment & Services – 1.72%
Bolt Technology Corp.*(a)	17,000	213,690
National-Oilwell, Inc.*	12,000	517,560
North American Energy Partners, Inc.*^	8,407	50,442
		781,692
Oil & Gas Exploration & Production – 1.21%
BMB Munai, Inc.*	40,427	38,810
Double Eagle Petroleum Co.*	31,802	152,013
Plains Exploration & Production Co.*(a)	13,000	359,580
		550,403
Total Energy (Cost $3,069,363)		3,747,105
FINANCIALS – 16.25%
Consumer Finance – 3.86%
Ezcorp, Inc.*	60,000	819,600
World Acceptance Corp.*	37,000	932,770
		1,752,370

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2009

		Market
COMMON STOCKS (Continued)	Shares	Value
FINANCIALS (Continued)
Diversified Banks – 1.37%
Banco Macro Bansud SA – ADR ^	25,880	$625,002
Life & Health Insurance – 3.99%
Aflac, Inc.(a)	27,000	1,153,980
American Equity Investment Life Holding Co.	94,000	659,880
		1,813,860
Mortgage REIT’s – 1.06%
Hatteras Financial Corp.	16,000	479,680
Property & Casualty Insurance – 2.38%
Meadowbrook Insurance Group, Inc.	10,800	79,920
Tower Group, Inc.	41,000	999,990
		1,079,910
Specialized Finance – 1.59%
Life Partners Holdings, Inc.	40,400	723,160
Thrifts & Mortgage Finance – 2.00%
Flushing Financial Corp.	6,000	68,400
Hudson City Bancorp, Inc.	64,000	841,600
		910,000
Total Financials (Cost $5,760,168)		7,383,982
HEALTH CARE – 21.79%
Biotechnology – 1.40%
Biogen Idec, Inc.*	11,000	555,720
Cubist Pharmaceuticals, Inc.*(a)	3,882	78,416
		634,136
Health Care Equipment – 5.63%
Greatbatch, Inc.*	38,141	857,028
Hologic, Inc.*	59,000	964,060
Kinetic Concepts, Inc.*	20,000	739,600
		2,560,688

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2009

		Market
COMMON STOCKS (Continued)	Shares	Value
HEALTH CARE (Continued)
Health Care Facilities – 2.90%
Psychiatric Solutions, Inc.*	48,472	$1,297,111
US Physical Therapy, Inc.*	1,293	19,485
		1,316,596
Health Care Services – 3.72%
Almost Family, Inc.*	4,470	132,982
Amedisys, Inc.*	18,000	785,340
LHC Group, Inc.*	25,858	773,930
		1,692,252
Health Care Supplies – 3.10%
Alcon, Inc. ^	9,000	1,248,030
Immucor, Inc.*	9,000	159,300
		1,407,330
Life Sciences Tools & Services – 1.31%
ICON PLC – ADR*^	24,400	597,556
Managed Health Care – 2.14%
Centene Corp.*	24,813	469,958
Healthspring, Inc.*	40,940	501,515
		971,473
Pharmaceuticals – 1.59%
Endo Pharmaceuticals Holdings, Inc.*	32,000	724,160
Total Health Care (Cost $7,937,490)		9,904,191
INDUSTRIALS – 13.03%
Aerospace & Defense – 7.08%
Alliant Techsystems, Inc.*	9,000	700,650
American Science & Engineering, Inc.	10,259	698,022
L-3 Communications Holdings, Inc.	7,000	562,240
Raytheon Co.(a)	9,000	431,730

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2009

		Market
COMMON STOCKS (Continued)	Shares	Value
INDUSTRIALS (Continued)
Aerospace & Defense (Continued)
Stanley, Inc.*	32,000	$823,040
		3,215,682
Electrical Component – 2.41%
Harbin Electric, Inc.*	65,000	1,097,200
Industrial Machinery – 1.15%
CIRCOR International, Inc.	17,630	498,224
MFRI, Inc.*	3,200	22,976
		521,200
Marine – 2.06%
Freeseas, Inc. ^	73,300	126,809
International Shipholding Corp.	2,357	72,619
Paragon Shipping, Inc. ^	97,700	414,248
Ultrapetrol Bahamas Ltd.*^	65,052	320,056
		933,732
Research & Consulting Services – 0.33%
VSE Corp.	3,899	152,100
Total Industrials (Cost $5,627,562)		5,919,914
MATERIALS – 4.07%
Diversified Metals & Mining – 2.78%
Anglo American PLC – ADR*^	58,000	921,040
Rio Tinto PLC – ADR ^	2,000	340,580
		1,261,620
Steel – 1.29%
Cliffs Natural Resources, Inc. (a)	14,000	453,040
Friedman Industries, Inc.	22,525	135,150
		588,190
Total Materials (Cost $1,580,380)		1,849,810

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2009

		Market
COMMON STOCKS (Continued)	Shares	Value
TECHNOLOGY – 14.57%
Application Software – 2.69%
Nuance Communications, Inc.*	48,525	$725,934
Smith Micro Software, Inc.*	39,950	493,782
		1,219,716
Communications Equipment – 2.76%
Anaren, Inc.*(a)	14,600	248,200
DG FastChannel, Inc.*	48,000	1,005,120
		1,253,320
Computer Hardware – 2.13%
International Business Machines Corp.	8,101	968,961
Computer Storage – 1.50%
Synaptics, Inc.*	27,000	680,400
Data Processing & Outsourced Services – 0.05%
TNS, Inc.*	871	23,865
Home Entertainment Software – 2.24%
Shanda Interactive Entertainment Ltd.*^	14,334	733,901
The 9 Ltd. – ADR ^	36,701	284,433
		1,018,334
Internet Software & Services – 1.51%
Sohu.com, Inc.*	10,000	687,800
IT Consulting & Other Services – 0.46%
Satyam Computer Services Ltd. – ADR ^	32,000	210,560
Semiconductors – 1.02%
Triquint Semiconductor, Inc.*	60,000	463,200
Systems Software – 0.21%
e-Future Information Technology, Inc.*^	900	7,587

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2009

		Market
COMMON STOCKS (Continued)	Shares	Value
TECHNOLOGY (Continued)
Systems Software (Continued)
Websense, Inc.*	5,156	$86,621
		94,208
Total Technology (Cost $6,571,431)		6,620,364
TELECOMMUNICATIONS – 2.75%
Alternative Carriers – 2.75%
Neutral Tandem, Inc.*	55,000	1,251,800
Total Telecommunications (Cost $1,186,597)		1,251,800
TOTAL COMMON STOCKS
(Cost $38,456,994)		43,994,132
PARTNERSHIPS – 0.28%
Great Northern Iron Ore Properties	1,385	127,420
TOTAL PARTNERSHIPS
(Cost $114,669)		127,420
TRUSTS – 1.11%
Mesabi Trust	36,419	369,653
North European Oil Royalty Trust	4,427	133,164
TOTAL TRUSTS
(Cost $561,830)		502,817

	Contracts
	(100 shares
PURCHASED CALL OPTIONS – 0.01%	per contract)	Value
Raytheon Co.
Expiration: November 2009, Exercise Price: $55.00	90	900
Transocean Ltd.
Expiration: November 2009, Exercise Price: $100.00	50	4,150
TOTAL PURCHASED CALL OPTIONS
(Cost $5,736)		5,050

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2009

		Market
SHORT-TERM INVESTMENTS – 2.52%	Shares	Value
Money Market Fund – 2.52%
Fidelity Institutional Money Market Portfolio, 0.37%	1,143,972	$1,143,972
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,143,972)		1,143,972
TOTAL INVESTMENTS
(Cost $40,283,201) – 100.71%		45,773,391
Other Assets in Excess of Liabilities – (0.71)%		(323,584)
TOTAL NET ASSETS – 100.00%		$45,449,807

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
*	Non Income Producing
^	Foreign Issued Security
(a)	All or a portion of the security has been committed as collateral for written option contracts.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2009

	Contracts
	(100 shares
CALL OPTIONS	per contract)	Value
Transocean Ltd.
Expiration: November 2009, Exercise Price: $90.00	50	$15,000
PUT OPTIONS
Astrazeneca Plc
Expiration: October 2009, Exercise Price: $45.00	200	19,600
Corinthian Colleges Inc.
Expiration: November 2009, Exercise Price: $17.50	376	37,600
Hudson City Bancorp, Inc.
Expiration: October 2009, Exercise Price: $12.50	920	18,400
Lincoln Educational Services Co.
Expiration: October 2009, Exercise Price: $22.50	200	14,000
Magellan Health Services Inc.
Expiration: November 2009, Exercise Price: $30.00	220	18,700
McAfee, Inc.
Expiration: October 2009, Exercise Price: $40.00	140	3,500
Rent-A-Center Inc.
Expiration: October 2009, Exercise Price: $20.00	330	41,250
Rock-Tenn Co.
Expiration: November 2009, Exercise Price: $45.00	130	30,550
Tetra Tech Inc.
Expiration: November 2009, Exercise Price: $25.00	260	27,950
Treehouse Foods Inc.
Expiration: November 2009, Exercise Price: $35.00	70	10,675
Websense, Inc.
Expiration: October 2009, Exercise Price: $15.00	275	1,375
		223,600
TOTAL OPTIONS WRITTEN
(Premiums received $392,697)		$238,600

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
ALLOCATION BY SECTOR

As of September 30, 2009

Percentages are based upon net assets.

Top 10 Securities*:	Market Value	Top 10 Industries*:	Market Value
Psychiatric Solutions, Inc.	$1,297,111	Aerospace & Defense	$3,215,682
Neutral Tandem, Inc.	1,251,800	Health Care Equipment	2,560,688
Alcon, Inc.	1,248,030	Oil & Gas Drilling	1,919,450
Aflac, Inc.	1,153,980	Life & Health Insurance	1,813,860
Harbin Electric, Inc.	1,097,200	Consumer Finance	1,752,370
DG FastChannel, Inc.	1,005,120	Health Care Services	1,692,252
Tower Group, Inc.	999,990	Leisure Products	1,661,523
International Business		Health Care Supplies	1,407,330
Machines Corp.	968,961	Health Care Facilities	1,316,596
Hologic, Inc.	964,060	Packaged Foods
World Acceptance Corp.	932,770	& Meats	1,315,249
	$10,919,022		$18,655,000

*  Excludes Cash and Short-term Investments.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF ASSETS & LIABILITIES

September 30, 2009

ASSETS:
Investments, at value (cost of $40,283,201)	$45,773,391
Cash	7,248
Deposit at broker	207,602
Receivable for securities sold	443,285
Receivable for capital shares sold	144,653
Dividends and interest receivable	29,504
Total assets	46,605,683
LIABILITIES:
Options written, at value (proceeds $392,697)	238,600
Payables:
Securities purchased	797,769
Fund shares purchased	37,957
Advisory fee	36,432
Administration fee	16,447
Distribution fees	28,321
Custody fees	140
Interest expenses	210
Total liabilities	1,155,876
NET ASSETS	$45,449,807
NET ASSETS CONSIST OF:
Paid in capital	$52,342,186
Undistributed net investment income	8,539
Accumulated net realized loss on investments	(12,545,205)
Net unrealized appreciation on:
Investments	5,490,190
Written options contracts	154,097
NET ASSETS	$45,449,807
Class A:
Net assets applicable to outstanding Class A shares	$43,457,700
Shares issued ($25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	1,721,728
Net asset value and redemption price per share	$25.24
Maximum offering price per share (net asset value divided by 94.25%)	$26.78
Class C:
Net assets applicable to outstanding Class C shares	$1,992,107
Shares issued ($25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	80,593
Net asset value, offering price and redemption price per share*	$24.72

*  Redemption price per share is equal to net asset value less any applicable sales charges.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2009

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $12,297)	$721,162
Interest	20,722
Total investment income	741,884
EXPENSES:
Investment advisory fees (Note 3)	399,449
Administration fees (Note 3)	187,845
Distribution fees (Note 3)
Distribution fees – Class A	95,489
Distribution fees – Class C	17,583
Interest Expense	4,448
Custody fees	1,888
Miscellaneous fees	1,185
Total expenses	707,887
NET INVESTMENT INCOME	33,997
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(9,615,929)
In-kind redemptions (Note 2)	271,275
Securities sold short	696,425
Foreign currency transactions	537
Written options contracts expired or closed	219,285
Net change in unrealized gain (loss) on:
Investments	7,499,920
Securities sold short	(459,844)
Foreign currency transactions	101
Written options contracts	154,097
Net realized and unrealized gain (loss) on investments	(1,234,133)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,200,136)

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2009	2008
OPERATIONS:
Net investment income	$33,997	$212,243
Net realized gain (loss) on:
Investment transactions	(8,699,682)	(3,904,420)
In-kind redemptions	271,275	499,266
Net change in unrealized appreciation
(depreciation) on investments	7,194,274	(11,708,157)
Net increase (decrease) in net assets resulting from operations	(1,200,136)	(14,901,068)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class A	(205,174)	(455,954)
Class C	—	—
Net realized gains
Class A	—	(13,013,949)
Class C	—	(562,289)
Total distributions	(205,174)	(14,032,192)
CAPITAL SHARE TRANSACTIONS: (a)
Proceeds from shares sold
Class A shares	7,287,119	12,560,299
Class C shares	517,870	631,499
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	191,829	13,069,351
Class C shares	—	558,075
Cost of shares redeemed
Class A shares	(12,128,532)	(18,921,419)
Class C shares	(908,566)	(303,017)
Net increase (decrease) in net assets
from capital share transactions (a)	(5,040,280)	7,594,788
Total increase (decrease) in net assets	(6,445,590)	(21,338,472)
NET ASSETS:
Beginning of year	51,895,397	73,233,869
End of year (includes $8,539 and $204,957 of
undistributed net investment income, respectively)	$45,449,807	$51,895,397

– Continued –

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2009	2008
(a) Changes in Shares Outstanding:

Class A
Shares sold	343,364	413,775
Shares reinvested	9,245	383,598
Shares redeemed	(586,014)	(616,134)
Net increase (decrease) in capital shares	(233,405)	181,239
Shares Outstanding:
Beginning of year	1,955,133	1,773,894
End of year	1,721,728	1,955,133

Class C
Shares sold	25,319	20,777
Shares reinvested	—	16,659
Shares redeemed	(46,506)	(10,352)
Net increase (decrease) in capital shares	(21,187)	27,084
Shares Outstanding:
Beginning of year	101,780	74,696
End of year	80,593	101,780

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
Class A

	Year Ended September 30,
	2009	2008	2007	2006	2005
NET ASSET VALUE –
BEGINNING OF YEAR	$25.25	$39.64	$33.46	$32.91	$26.30

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	0.08	0.26	(0.10)	(0.03)
Net realized and unrealized
gain (loss) on investments	0.07	(6.83)	7.40	0.65	6.64
Total from investment operations	0.10	(6.75)	7.66	0.55	6.61

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.11)	(0.22)	—	—	—
Distributions from net realized gains	—	(7.42)	(1.48)	—	—
Total distributions	(0.11)	(7.64)	(1.48)	—	—

NET ASSET VALUE – END OF YEAR	$25.24	$25.25	$39.64	$33.46	$32.91

TOTAL RETURN	0.5%	(21.9)%	23.6%	1.7%	25.1%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$43,458	$49,372	$70,316	$78,187	$77,603
Ratio of operating expenses to average net assets	1.74%	1.67%	1.65%	1.67%	1.68%
Ratio of operating expenses excluding
interest expense and dividend payments
on short positions to average net assets	1.73%	1.66%	1.64%	1.62%	1.68%
Ratio of net investment income
to average net assets	0.12%	0.36%	0.64%	(0.28)%	(0.13)%
Portfolio turnover rate	259%	221%	90%	148%	122%

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
Class C

				October 7, 2005
				through
	Year Ended September 30,			September 30,
	2009	2008	2007	2006*
NET ASSET VALUE –
BEGINNING OF PERIOD	$24.79	$39.06	$33.22	$31.80

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.17)	(0.10)	(0.04)	(0.21)
Net realized and unrealized
gain (loss) on investments	0.10	(6.75)	7.36	1.63
Total from investment operations	(0.07)	(6.85)	7.32	1.42

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—
Distributions from net realized gains	—	(7.42)	(1.48)	—
Total distributions	—	(7.42)	(1.48)	—

NET ASSET VALUE –
END OF PERIOD	$24.72	$24.79	$39.06	$33.22

TOTAL RETURN	(0.3)%	(22.5)%	22.7%	4.5%	+

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$1,992	$2,523	$2,917	$2,954
Ratio of operating expenses
to average net assets	2.49%	2.42%	2.40%	2.42%	^
Ratio of operating expenses excluding
interest expenses and dividend payments
on short positions to average net assets	2.48%	2.41%	2.39%	2.37%	^
Ratio of net investment income
to average net assets	(0.62)%	(0.39)%	(0.11)%	(1.02)%	^
Portfolio turnover rate	259%	221%	90%	148%	+

*	Commencement of operations for Class C shares was October 7, 2005.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2009

INCREASE (DECREASE) IN CASH –

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(1,200,136)
Adjustments to reconcile net increase (decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investments	(104,303,623)
Proceeds for dispositions of investment securities	99,170,286
Sale of short term investments, net	8,210,654
Decrease in receivable for securities sold	581,445
Decrease in deposit with brokers	2,419,037
Increase in dividends and interest receivable	(9,129)
Decrease in securities sold short	(2,335,275)
Increase in options written	238,600
Increase in payable for securities purchased	765,110
Decrease in accrued management fees	(8,499)
Decrease in accrued administration fees	(2,363)
Decrease in distribution fees	(9,271)
Decrease in custody fees	(4,401)
Decrease in miscellaneous expenses	(1,479)
Decrease in interest expenses	(577)
Unrealized appreciation on securities	(7,499,920)
Net realized loss on investments	9,344,654
Net cash provided by operating activities	5,355,113

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	7,690,301
Payment on shares redeemed	(13,033,202)
Distributions paid in cash	(13,345)
Net cash used in financing activities	(5,356,246)

Net decrease in cash	(1,133)

Cash:
Beginning balance	8,381
Ending balance	$7,248

Supplemental information:
Non-cash financing activities not included herein consist
of dividend reinvestment of dividends and distributions	$191,829
Cash paid for interest on loan outstanding	$5,025

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1.	ORGANIZATION

Empiric Funds, Inc. (formerly, Texas Capital Value Funds, Inc.) was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.  TheCore Equity Fund (formerly, Value & Growth Portfolio) (the “Fund”) is a series of the Empiric Funds, Inc. (the “Corporation”).  The Fund offers Class A and Class C shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Fund’s Class A shares commenced operations on November 6, 1995.  The Fund’s Class C shares commenced operations on October 7, 2005.  Prior to October 7, 2005, the shares of the Fund had no specific class designation.  As of that date, all of the then outstanding shares were re-designated as Class A shares.  The Fund’s investment objective is capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

a)
Valuation of Securities – Securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00 pm Eastern time).  Unlisted securities that are not included in such System are valued at the bid prices in the over-the-counter-market.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

b)
Federal Income Taxes – It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no Federal income tax provision is required.

c)	Security Transactions, Income and Other – Investment and shareowner transactions are recorded on the trade date. Dividend income is recognized on the ex-div

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2009

idend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are generally allocated to each respective class in proportion to the relative net assets of each class.

d)
Distributions to Shareholders – Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.  All short-term capital gains are considered ordinary income for tax purposes.  These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.  These differences are primarily relate to partnership, foreign currency, redemptions in-kind and investments in Passive Foreign Investment Companies with differing book and tax methods for accounting.  For the year ended September 30, 2009, the Fund’s most recent fiscal year end, the Fund increased paid-in capital by $237,836, decreased undistributed net investment income by $25,241 and decreased undistributed net realized gains on investments by $212,595.

e)
In-Kind Redemptions – During the year ended September 30, 2009, the Empiric Core Equity Fund realized $271,275 of net capital gains resulting from an in-kind redemption.  A shareholder exchanged fund shares for securities held by the Fund rather than cash.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified form accumulated net realized gains and losses to paid-in-capital.  Such reclassification has no effect on the Fund’s net assets.

f)
Short Sale Transactions – The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC’s positions regarding the asset segregation requirements of Section 18 of the 1940 Act.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2009

g)
Foreign Risk – Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Fund may invest in American Depository Receipts (ADRs).  ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States.  Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

h)
Derivative Financial Instruments and Other Investment Strategies – The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund’s investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.  The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

i)
Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.  Actual results could differ from those estimates.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2009

j)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of September 30, 2009, open Federal tax years include the tax year ended September 30, 2006 through 2008.

k)
Derivatives – The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Adviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts to hedge the portfolio from interest rate risk.  The Adviser uses derivative instruments (“derivatives”) to hedge against anticipated declines in market value of portfolio securities, increases or decreases in the market value of securities it intends to purchase or sell, and to protect against exposure to interest rate changes.  The Advisor may also use derivatives to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believes to be possible through direct investment.  The use of derivatives for hedging purposes involves certain risks and may result in a loss if charges in the value of derivatives move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

Balance Sheet – Values of Derivative Instruments as of September 30, 2009

	Asset Derivatives 2009		Liability Derivatives 2009
	Balance		Balance
	Sheet	Market	Sheet	Market
	Location	Value	Location	Value
	Investments,		Options written,
Equity Contracts	at value	$5,050	at value	$238,600
Total		$5,050		$238,600

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2009

The Effect on Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Purchased	Written
	Options	Options	Total
Equity Contracts	$—	$219,285	$219,285
Total	$—	$219,285	$219,285

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Purchased	Written
	Options	Options	Total
Equity Contracts	$(686)	$154,097	$153,411
Total	$(686)	$154,097	$153,411

l)
Events Subsequent to the Fiscal Period End - The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, an entity is required to disclose the date through which subsequent events have been evaluated.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to September 30, 2009, through November 25, 2009, the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory and Administration Agreements

The Fund has an investment advisory agreement with the Advisor, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets.  The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

In addition, the Advisor is acting as the administrator to the Fund.  For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million and .20% for over $200 million of each

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2009

series. The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.

Transactions with Empiric Distributors, Inc.

The Advisor owns an interest in Empiric Distributors, Inc. (formerly, Texas Capital, Inc.), a registered broker-dealer.  For the year ended September 30, 2009, the Fund transacted $232,009 in commissions through Empiric Distributors, Inc.  All transactions were at $ 0.030 per share during the year ended September 30, 2009, or at rates considered competitive with comparable transactions elsewhere.  The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets for the Fund’s Class A shares.  The Fund’s Class C shares allow for up to 1.00% of the average daily net assets.  For the year ended September 30, 2009, the Fund incurred Distribution expenses of $95,489 for the Class A shares and $17,583 for the Class C shares pursuant to the Plan.  The amount of sales charge retained by the distributor was $3,932.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

4.	LINE OF CREDIT

The Fund has a $9 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At September 30, 2009, the Fund had $0 outstanding and $210 of accrued interest fees.  Based upon balances outstanding during the year, the weighted average interest rate was 3.25% and the weighted average amount outstanding was $82,581.

5.	PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2009, the cost of purchases were $104,303,623 and the proceeds from sales of securities, excluding short-term securities, were $99,170,286 for the Fund.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2009

6.	FAIR VALUE MEASUREMENTS

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

• Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

• Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2009

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each Fund’s investments.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$5,065,920	$—	$—	$5,065,920
Consumer Staples	2,251,046	—	—	2,251,046
Energy	3,747,105	—	—	3,747,105
Financials	7,383,982	—	—	7,383,982
Health Care	9,904,191	—	—	9,904,191
Industrials	5,919,914	—	—	5,919,914
Materials	1,849,810	—	—	1,849,810
Technology	6,620,364	—	—	6,620,364
Telecommunications	1,251,800	—	—	1,251,800
Total Equity	43,994,132	—	—	43,994,132
Partnerships	127,420	—	—	127,420
Trusts	502,817	—	—	502,817
Purchased Call Options	5,050	—	—	5,050
Short-Term Investments	1,143,972	—	—	1,143,972
Total Investments in Securities	45,773,391	—	—	45,773,391
Other Financial Instruments*	238,600	—	—	238,600

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2009

7.	OPTION CONTRACTS WRITTEN

For the Fund, the premium amount and number of option contracts written during the year ended September 30, 2009 were as follows:

	Premium	Number of
	Amount	Contracts
Options outstanding at September 30, 2008	$—	—
Options written	(611,982)	(4,718)
Options closed	—	—
Options exercised	—	—
Options expired	219,285	1,547
Options outstanding at September 30, 2009	$(392,697)	(3,171)

8.	FEDERAL TAX INFORMATION

As of September 30, 2009, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments (a)	$40,287,630
Gross unrealized appreciation	$6,818,261
Gross unrealized depreciation	(1,332,500)
Net unrealized appreciation	$5,485,761
Net unrealized appreciation on written options	$154,097
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains (losses)	(12,532,237)
Total accumulated earnings (losses)	$(6,892,379)

(a)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to partnership and wash sale adjustments.

At September 30, 2009, the Fund’s most recent fiscal year end, the Fund had tax basis capital losses of $2,625,736, which may be carried over to offset future capital gains, of which $494,746 expires on September 30, 2016 and $2,130,990 expires on September 30, 2017.  The Fund had post-October loss deferrals of $9,906,501 on securities as of September 30, 2009.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2009

The tax character for the distributions paid during the year ended September 30, 2009 and September 30, 2008 were as follows:

	September 30, 2009	September 30, 2008
Ordinary Income	$205,174	$1,851,981
Long-Term Capital Gain	$ —	$12,180,211

9.	FEDERAL TAX DISTRIBUTION INFORMATION

The Fund has designed 100% of the dividends declared from net investment income during the year ended September 30, 2009, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2009, 100% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Board of Directors
Empiric Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Empiric Core Equity Fund (the “Fund”), a series of shares of the Empiric Funds, including the schedule of investments, as of September 30, 2009, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Empiric Core Equity Fund as of September 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 25, 2009

Core Equity Fund
EXPENSE EXAMPLE

September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short position taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help

Core Equity Fund
EXPENSE EXAMPLE (Continued)

September 30, 2009 (Unaudited)

you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	4/1/09	9/30/09	4/1/09 – 9/30/09
Core Equity Fund
Actual
Class A	$1,000.00	$1,334.70	$10.13
Class C	$1,000.00	$1,329.70	$14.48
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,016.39	$ 8.74
Class C	$1,000.00	$1,012.63	$12.51

(1)
Expenses are equal to the Class A and Class C fund shares’ annualized expense ratio of 1.73% and 2.48%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors.  Information pertaining to the Directors and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling 1-888-839-7424.

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director
Mark A. Coffelt*,	Director,	Indefinite as	President of	1	0
C.F.A, 54	Chairman of	a director,	Empiric Advisors,
6300 Bridgepoint	the Board,	Elected	Inc. (the “Advisor”)
Parkway, Bldg. II,	President,	annually	(formerly First
Ste. 105	Treasurer,	by Board	Austin Capital
Austin, Texas 78730	Chief	for other	Management, Inc.)
	Executive	positions;	(1988 to Present).
	Officer and	since
	Chief	November,
	Financial	1995
Officer

Janis A. Claflin, 66	Independent	Indefinite;	President and	1	0
1301 Capital of Texas	Director	Since	owner of Claflin
Highway Ste B-127		November,	& Associates (which
Austin, Texas 78746		1995	provides individual
and family therapy)
(1985 to Present);
Chairperson of the
Trustee Program
Committee on the
Board of Directors
of the Fetzer Institute
(a private research,
education and service
foundation) (1987 to
Present); Licensed
Marriage and Family
Therapist.

*	Mr. Coffelt is an “interested person” of the Fund (as defined in the Investment Company Act of 1940) due to the positions that he holds with the Fund and the Advisor.

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director
Edward K. Clark,	Independent	Indefinite;	CPA-Emergent	1	0
Attorney, CPA, 55	Director	Since	Technologies (a
11412 Bee Caves		November,	venture capital firm)
Road, Suite 300		1995	(2002 to Present);
Austin, Texas 78738			Member-Kelly, Hart
& Hallman (a law
firm) (1997-2002);
Partner-Clark &
Clark of Austin,
Texas (1995-1997);
Certified Public
Accountant.

John Henry McDonald,	Independent	Indefinite;	President and	1	0
CFP, 58	Director	Since	founder of Austin
7200 N. MoPac #315		November,	Asset Management
Austin, Texas 78731		1995	(1990 to Present);
CFP from the College
for Financial Planning;
Member of the CFP
Board of Standards;
President of the Austin
Society of Certified
Financial Planners.

Heather Taute, 44	Secretary,	Elected	Operations Manager	N.A.	N.A.
6300 Bridgepoint	Chief	annually	for Academy Capital
Parkway, Bldg II,	Compliance	by Board;	Management in Waco,
Ste. 105	Officer and	Since	Texas (1999-2006).
Austin, Texas 78730	Anti-Money	November,
	Laundering	2006
Compliance
Officer

HOW TO OBTAIN A COPY OF THE FUND’S PROXY
VOTING POLICY AND PROXY VOTING RECORDS

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures free of charge, upon request, by calling toll-free 1-800-880-0324 and by accessing the Fund’s Statement of Additional Information on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available free of charge, upon request, by calling 1-800-880-0324 and by accessing the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Empiric Funds, Inc., files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-880-0324. Furthermore, you can obtain the Form N-Q on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT

The Board of Directors (the “Board”) of the Empiric Funds, Inc. (the “Corporation”) and its sole series, the Empiric Core Equity Fund (the “Fund”), the majority of which are not interested persons as defined in the Investment Company Act of 1940, as amended, met on September 8, 2009 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Empiric Advisors, Inc. (the “Advisor”).

The Board reviewed numerous documents that had been provided prior to the meeting, including the current Advisory Agreement, a memorandum provided by Godfrey & Kahn, S.C. detailing the Board’s fiduciary obligations and factors that the Board should evaluate in considering the renewal of the Advisory Agreement and comparative information regarding the Fund’s performance and expenses.

In approving the continuation of the Advisory Agreement, the Board considered the following factors and drew the following conclusions:

1.
Nature, Extent and Quality of Services Provided.  The Board considered the nature, extent, and quality of services provided by the Advisor, including investment management, supervision of the Fund’s operations and compliance with securities laws.  Among other things, the Board noted that the Advisor provides the Fund’s Chief Compliance Officer, who serves at the pleasure of and whose compensation is determined by the Board, and oversees the service providers who support the Fund in providing accounting, administration, distribution, transfer agency and custodial services.  The Board concluded that the services provided were extensive and of high quality.

2.
Investment Performance of the Fund and Advisor.  The Board reviewed the investment performance information relating to the Fund and the Advisor.  The Board noted that for the fiscal year through June 30, 2009, the Fund’s annualized return outperformed other funds included in the Lipper Multi-Cap Value Funds category and the performance rank exceeded the expense rank during the ten-year period for the Fund.  Based upon the information provided by the Advisor, the Board observed that the Fund’s long-term performance record was superior to its comparative index and other funds in its peer group.  The Board also noted that Morningstar had given the Fund a four-star rating based on performance versus risk in the “world stock” category and that Lipper designated the Fund a “Lipper Leader” in the total return category.  The Board concluded that the Fund’s shareholders would likely benefit from the Advisor’s continued services based on the Advisor’s track record of providing superior long-term performance.

3.
Advisory Fees.  The Board considered the Fund’s advisory fees and expenses, comparing the fees of the Fund to the fees of funds similar in asset size and investment objective to the Fund.  The Board considered information that demonstrated the

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT (Continued)

Fund’s relative performance compared favorably to its relative expenses and concluded that the Fund’s shareholders realized good value in light of the advisory fees paid to the Advisor and the Fund’s overall expenses.  Moreover, the Board reviewed the Fund’s expense ratios and comparable expense ratios for similar funds in the Lipper Multi-Cap Value Fund category.  The Board concluded that the Fund’s total expense ratio falls within the reasonable range of expense ratios for funds in the Fund’s comparison group.  The Board, therefore, determined that the Fund’s advisory fees and expense ratios were fair and reasonable.

4.
Costs of Services and Profits to Be Realized by the Advisor and Other Benefits to the Advisor.  The Board reviewed cost of services information relating to the Fund and the Advisor provided in advance of the meeting.  In particular, the Board reviewed profitability information relating to the Advisor and its balance sheet.  The Board noted the Advisor’s profit margin and concluded that the Advisor’s profit margin was well below that of advisors whose financial statements were publicly available.  In assessing the Advisor’s profitability, the Board evaluated the fallout benefits that the Advisor, or its affiliates, realized from its relationship with the Fund, including the allocation of a portion of the Fund’s portfolio transactions to a broker/dealer affiliated with the Advisor and brokerage and research services obtained from other broker/dealers to whom the Fund’s portfolio transactions were allocated.  The Board concluded that the Advisor’s profits were reasonable and not excessive when compared to other investment advisors or profit margins determined to be reasonable in relevant court decisions, and that the fallout benefits realized by the Advisor and its affiliate were reasonable and appropriate and benefitted the Fund and its shareholders.

5.
Extent of Economies of Scale as the Fund Grows.  The Board discussed whether there may be economies of scale in the management of the Fund and considered funds that offer breakpoints in relation to management fees.  The Board determined that the Fund had not yet grown significantly in size and that the marketplace had not demonstrated significant potential growth to such an extent that would warrant the use of breakpoints.

Conclusions
Based on this review, the Board approved the Advisory Agreement and concluded that the advisory fee paid was reasonable and was in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

PRIVACY POLICY

We collect non-public personal information about you from the following sources: (i) information we receive from you on applications or other forms; and (ii) information about your transactions with us. Our polices prohibit disclosure of non-public personal information about present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.

All services provided to you are through our service providers and all records containing your non-public personal information are maintained at the service providers’ places of business. These entities include our transfer agent, administrative service provider and investment adviser.

Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.  We restrict access to non-public information about you to the entities described above.

(This Page Intentionally Left Blank.)

Core Equity Fund – A Class
EMCAX
CUSIP #29215M101

Core Equity Fund – C Class
EMCCX
CUSIP #29215M200

Advisor
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Transfer Agent, Accountant, and Custodian
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202
888-839-7424
Call for questions on your account.

Administrator
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Distributor
Quasar Distributors LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202

Mailing Address
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Edward Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no other services provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2009	FYE 09/30/2008
Audit Fees	$14,800	$14,800
Audit-Related Fees	None	None
Tax Fees	$3,800	$3,800
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2009	FYE 09/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2009	FYE 09/30/2008
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Empiric Funds, Inc.

By (Signature and Title)*    /s/Mark A. Coffelt
Mark A. Coffelt, President and Chairman

Date   December 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mark A. Coffelt
Mark A. Coffelt, Principal Executive Officer and PrincipalFinancial Officer

Date   December 1, 2009